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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               January 22, 2001
                                Date of Report
                       (Date of earliest event reported)

                                INFOSPACE, INC.
            (Exact name of Registrant as specified in its charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)

           0-25131                               91-1718107
     (Commission File No.)            (IRS Employer Identification Number)


                      601 - 108th Avenue N.E., Suite 1200
                          Bellevue, Washington 98004
                   (Address of Principal Executive Offices)

                                 425-201-6100
             (Registrant's Telephone Number, Including Area Code)
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Item 5.   OTHER EVENTS

     On January 21, 2001, InfoSpace, Inc., a Delaware corporation, announced changes to its executive management team. InfoSpace's Board of Directors has reappointed Naveen Jain as InfoSpace Chief Executive Officer. Former InfoSpace Chief Executive Officer Arun Sarin will remain Vice Chairman. InfoSpace's Board of Directors also appointed Ed Belsheim as Chief Operating Officer and Tammy Halstead as Chief Financial Officer, replacing Rand Rosenberg. Russell Horowitz, former InfoSpace President and Chief Operating Officer, has resigned as an officer and director.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)   EXHIBITS.

     99.1  Press Release, dated January 21, 2001

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  January 22, 2001

                                         INFOSPACE, INC.


                                         By: /s/ Edmund O. Belsheim
                                            -------------------------------
                                            Edmund O. Belsheim
                                            Chief Operating Officer

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